OCEAN PARK DIVERSIFIED INCOME ETF
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 55.2%
	FIXED INCOME - 55.2%
187,380	Invesco Senior Loan ETF	$ 3,824,426
69,408	iShares Broad USD High Yield Corporate Bond ETF	2,556,991
40,907	iShares MBS ETF	3,884,120
42,475	State Street SPDR Bloomberg Convertible Securities ETF	3,887,311
	TOTAL EXCHANGE-TRADED FUNDS (Cost $14,144,299)	14,152,848

	TOTAL INVESTMENTS - 55.2% (Cost $14,144,299)	$ 14,152,848
	OTHER ASSETS IN EXCESS OF LIABILITIES - 44.8%	11,501,750
	NET ASSETS - 100.0%	$ 25,654,598

ETF	- Exchange-Traded Fund
MBS	- Mortgage-Backed Securities
SPDR	- Standard & Poor's Depositary Receipt